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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):
                               September 16, 1999

                        AMERICAN BUSINESS PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       GEORGIA                       1-7088                      58-1030529
      (State of               (Commission File No.)            (I.R.S. Employer
    incorporation)                                           Identification No.)


                       2100 RIVEREDGE PARKWAY, SUITE 1200
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

                                 (770) 953-8300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On September 16, 1999, Larry L. Gellerstedt, III resigned as Chairman and Chief Executive Officer of the Registrant and from the Board of Directors of the Registrant, effective immediately. The Registrant has retained a national search firm to find a permanent replacement. In the interim, G. Harold Northrop will serve as Chairman of the Board and Daniel W. McGlaughlin will serve as Chief Executive Officer.

         Details are contained in the Press Release, issued September 16, 1999 filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is filed herewith:

         EXHIBIT NO.                            DESCRIPTION
         -----------                            -----------
               99                Press Release, issued September 16, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    AMERICAN BUSINESS PRODUCTS, INC.



Dated:  September 21, 1999          /s/ Richard G. Smith
                                    --------------------
                                    Richard G. Smith
                                    Vice President and Chief Financial Officer








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                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Report.

         EXHIBIT NO.                 DESCRIPTION                       PAGE NO.
         -----------                 -----------                       --------

              99        Press Release, issued September 16, 1999


































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